UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 30, 2014

KILROY REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-12675	95-4598246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California		90064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(310) 481-8400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Condition.
Item 7.01	Regulation FD Disclosure.
Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit 99.1	Supplemental Operating and Financial Data for the quarter ended March 31, 2014
Exhibit 99.2	Press release dated April 30, 2014 regarding first quarter 2014 earnings

Section 2 – Financial Information

Item 2.02    Results of Operations and Financial Condition.

On April 30, 2014, Kilroy Realty Corporation issued a press release announcing its earnings for the quarter ended March 31, 2014 and distributed certain supplemental financial information. On April 30, 2014, Kilroy Realty Corporation also posted the supplemental information on its website located at www.kilroyrealty.com. Copies of the supplemental information and the related press release are furnished herewith as Exhibits 99.1 and 99.2, respectively.

Exhibits 99.1 and 99.2 are being furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Section 7 – Regulation FD

Item 7.01    Regulation FD Disclosure.

As discussed in Item 2.02 above, Kilroy Realty Corporation issued a press release announcing its earnings for the quarter ended March 31, 2014 and distributed certain supplemental information. On April 30, 2014, Kilroy Realty Corporation also posted the supplemental information on its website located at www.kilroyrealty.com.

The information being furnished pursuant to Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1**	Supplemental Operating and Financial Data for the quarter ended March 31, 2014

99.2**	Press Release dated April 30, 2014 regarding first quarter 2014 earnings
_______________
**    Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION
Date: April 30, 2014

	By:	/s/ Heidi R. Roth
Heidi R. Roth Senior Vice President, Chief Accounting Officer and Controller